UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2006

ANHEUSER-BUSCH COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7823	43-1162835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Busch Place,	St. Louis, Missouri	63118
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 314-577-2000

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On November 21, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Anheuser-Busch Companies, Inc. (the “Company”) met and awarded restricted stock under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the “1998 Plan”) previously filed as Exhibit C to the Company’s proxy statement related to the Annual Meeting of Stockholders held on April 27, 2005. The Restricted Stock awards made to executive officers have an effective date of January 1, 2007. The form of the Restricted Stock award agreement for the executive officers of the company is filed as Exhibit 10.21 to this Form 8-K and is incorporated herein by reference.

Effective November 21, 2006, the Committee also granted awards of stock options to the executive officers of the Company. These awards were made pursuant to the 1998 Plan. The forms of the stock option cover sheet and agreements for the executive officers of the Company are filed as Exhibits 10.22 and 10.23 to this Form 8-K and are incorporated herein by reference. The Committee granted the following total stock option awards to the Company’s named executive officers:

Name and Principal Position	2006 Total Stock Option Awards

Patrick T. Stokes
President and Chief Executive Officer	--- (1)

August A. Busch III
Chairman of the Board	--- (2)

August A. Busch IV
Vice President and Group Executive(3)	739,979

W. Randolph Baker
Vice President and Chief Financial Officer	176,978

Douglas J. Muhleman
Group Vice President - Brewing Operations and Technology, Anheuser-Busch, Inc.	129,953

(1)	Mr. Stokes will retire from his position of President and Chief Executive Officer effective November 30, 2006; no 2006 stock options awarded

(2)	Mr. Busch will retire from his position of Chairman of the Board effective November 30, 2006; no 2006 stock options awarded.

(3)	Appointed President and Chief Executive Officer of the Company effective December 1, 2006

On November 21, 2006, the Committee also approved the terms of independent consultant arrangements with August A. Busch III and Patrick T. Stokes. Mr. Busch III, currently Chairman of the Board, and Mr. Stokes, currently President and Chief Executive Officer, will each resign as Executive Officers of the Company effective November 30, 2006. Mr. Stokes will succeed Mr. Busch III as Chairman of the Board of Directors of the Company. The terms of Mr. Busch’s and Mr. Stokes’ arrangements with the Company are attached as Exhibits 10.24 and 10.25 to this report, respectively, and are incorporated herein by reference.

On November 21, 2006, the Committee also approved the base salary of August A. Busch IV of $1,225,000. The salary will take effect on December 1, 2006, the date on which Mr. Busch IV will assume the duties of President and Chief Executive Officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 22, 2006, the Board of Directors of the Company amended the Bylaws to provide that shares of the common stock of the Company may be issued in uncertificated form and as follows:

(1)	amends Section 3:11 of the Bylaws concerning the Chairman of the Board;

(2)	amends Section 5:1 of the Bylaws concerning appointment of officers;

(3)	amends Section 5:3 of the Bylaws to remove provisions stating that the Chairman of the Board and/or the President shall be the Chief Executive Officer;

(4)	amends the Bylaws to delete Section 5:4 thereof in its entirety, and to renumber Sections 5:5 and 5:6 of the Bylaws as Sections 5:4 and 5:5, respectively

(5)	amends the newly renumbered Section 5:4 to add a reference to the Chief Executive Officer;

(6)	amends Sections 6:1, 6:2, 6:3, 6:4, 6:6, and 6:7 to add provisions related to the issuance of uncertificated shares; and

(7)	amends Section 6:8 of the Bylaws to add the phrase “or these Bylaws” at the end thereof.

A copy of the Bylaws as Amended and Restated on November 22, 2006, is furnished as Exhibit 3.2 to this report and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(a)-(b) not applicable

(c)

3.2	Bylaws of the Company as Amended and Restated on November 22, 2006

10.21
Form of Restricted Stock Award Cover Sheet and Standard Restricted Stock Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc.

10.22
Form of Incentive Stock Option Cover Sheet and Standard Incentive Stock Option Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc.

10.23
Form of Non-Qualified Stock Option Cover Sheet and Standard Non-Qualified Stock Option Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc.

10.24	Independent Consulting Agreement with a former Executive Officer of the Company

10.25	Independent Consulting Agreement with a former Executive Officer of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
(Registrant)

		BY:	_/s/ JoBeth G. Brown
JoBeth G. Brown
Vice President and Secretary

DATE:	November 27, 2006